Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oceanic Exploration Company (“the Company”) on Form 10-QSB for the fiscal quarter ended March 31, 2004 (the “Report”) as filed with the Securities and Exchange Commission on May 14, 2004, we, Charles N. Haas, President of the Company and Courtney Cowgill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2004

/s/ Charles N. Haas	/s/ Courtney Cowgill

Charles N. Haas, President	Courtney Cowgill, Chief Financial Officer